Exhibit 99.13

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-B

KEY PERFORMANCE FACTORS
November 30, 1998



        Expected B Maturity                                        4/17/06


        Blended Coupon                                              5.5815%



        Excess Protection Level
          3 Month Average  5.24%
          November, 1998  5.61%
          October, 1998  5.86%
          September, 1998  4.27%


        Cash Yield                                  17.96%


        Investor Charge Offs                        4.96%


        Base Rate                                   7.40%


        Over 35 Day Delinquency                     5.37%


        Seller's Interest                           9.39%


        Total Payment Rate                          13.51%


        Total Principal Balance                     $40,339,382,471.40


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $3,787,462,952.91